Item 77C - DWS Municipal Trust

Registrant incorporated by
reference the Registration
Statement on Form N-14, filed on
February 27, 2006
(Accession No. 0001193125-06-
039892).

Shareholder Meeting Results:

A Special Meeting of Shareholders
(the Meeting) of DWS High Yield
Tax- Free Fund (the "Fund") was
held
on May 5, 2006.  At the Meeting,
the following matters were voted
upon by the shareholders of the
Registrant and Fund (the results
are presented below):

I.	Election of Trustees.

Affirmative			Withheld

Henry P. Becton, Jr.
		398,427,388.794
	14,910,286.909
Dawn-Marie Driscoll
		398,547,823.407
	14,789,852.296
Keith R. Fox
		398,603,100.489
	14,734,575.214
Kenneth C. Froewiss
		398,471,580.537
	14,866,095.166
Martin J. Gruber
	398,241,707.878
	15,095.967.825
Richard J. Herring
		398,413,658.458
	14,924,017.245
Graham E. Jones
	398,277,770.609
	15,059,905.094
Rebecca W. Rimel
	398,575,790.193
	14,761,885.510
Philip Saunders, Jr.
		398,377,368.962
	14,960,306.741
William N. Searcy, Jr.
		398,655,233.476
	14,682,442.227
Jean Gleason Stromberg
		398,477,592.998
	14,860,082.705
Carl W. Vogt
		397,959,556.604
	15,378,119.099
Axel Schwarzer
		398,598,027.674
	14,739,648.029

II-A. 	Approval of an Amended
and Restated Investment Management
Agreement.

For		 	Against
	Abstain 		Broker
Non-Votes*
37,582,551.374
	1,703,562.864
	1,687,611.080
	8,132,192.000

II-B. 	Approval of a
Subadvisor Approval Policy.

For 			Against
	Abstain 		Broker
Non-Votes*

36,910,011.369
	2,341.625.158
	1,722,088.791
	8,132,192.000

III. 	Approval of a Revised
Fundamental Investment Restriction
Regarding
       Commodities.

For 			Against
	Abstain 		Broker
Non-Votes*

37,216,297.825
	1,990,927.586
	1,766,499.907
	8,132,192.000



IV-A. 	Approval of Amended
and Restated Declaration of Trust.

For 			Against
	Abstain 		Broker
Non-Votes*

327,741,040.378
	14,224,068.278
	17,302,295.047
	54,070,272.000

IV-B. 	Approval of Further
Amendments to the Amended and
Restated Declaration of
Trust.

The Meeting was adjourned until a
future date at which time the
above matter will be voted upon by
the shareholders.



Item 77C - DWS Municipal Trust

Registrant incorporated by
reference the Registration
Statement on Form N-14, filed on
February 27, 2006
(Accession No. 0001193125-06-
039892).

Shareholder Meeting Results:

A Special Meeting of Shareholders
(the Meeting) of DWS Managed
Municipal Bond Fund (the "Fund")
was
held on May 5, 2006.  At the
Meeting, the following matters
were voted upon by the
shareholders of the
Registrant and Fund (the results
are presented below):

I.	Election of Trustees

Affirmative			Withheld

Henry P. Becton, Jr.
		398,427,388.794
		14,910,286.909
Dawn-Marie Driscoll
		398,547,823.407
		14,789,852.296
Keith R. Fox
		398,603,100.489
		14,734,575.214
Kenneth C. Froewiss
		398,471,580.537
		14,866,095.166
Martin J. Gruber
	398,241,707.878
	15,095.967.825
Richard J. Herring
		398,413,658.458
		14,924,017.245
Graham E. Jones
	398,277,770.609
	15,059,905.094
Rebecca W. Rimel
	398,575,790.193
	14,761,885.510
Philip Saunders, Jr.
		398,377,368.962
		14,960,306.741
William N. Searcy, Jr.
		398,655,233.476
		14,682,442.227
Jean Gleason Stromberg
		398,477,592.998
		14,860,082.705
Carl W. Vogt
		397,959,556.604
		15,378,119.099
Axel Schwarzer
		398,598,027.674
		14,739,648.029

II-A. 	Approval of an Amended
and Restated Investment Management
Agreement.

For 			Against
	Abstain 		Broker
Non-Votes*

291,011,094.276
	12,837,623.247
	14,444,960.862
	45,938,080.000

II-B. 	Approval of a
Subadvisor Approval Policy.

For 			Against
	Abstain 		Broker
Non-Votes*

286,001,256.847 	17,0	43,089.194
		15,249,332.344
	45,938,080.000

III. 	Approval of a Revised
Fundamental Investment Restriction
Regarding Commodities.

For 			Against
	Abstain 		Broker
Non-Votes*
`
288,724,934.484
	13,894,191.881
	15,674,552.020
	45,938,080.000

IV-A. Approval of Amended and
Restated Declaration of Trust.

For 			Against
	Abstain 		Broker
Non-Votes*

327,741,040.378
	14,224,068.278
	17,302,295.047
	54,070,272.000

IV.	Approval of Further
Amendments to the Amended and
Restated Declaration of
Trust.

The Meeting was adjourned until a
future date at which time the
above matter will be voted upon by
the shareholders.

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